SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                   May 3, 2000

                Date of report (Date of earliest event reported)



                         Commission File Number: 0-18108



                                 FINET.COM, INC.
              Exact name of registrant as specified in its charter)

                                    DELAWARE
                            (State or jurisdiction of
                         incorporation or organization)

                          2527 CAMINO RAMON, SUITE 200
                               SAN RAMON, CA 94583
                     (Address of principal executive office)

                                   94-3115180
                      (IRS Employer Identification Number)

                        Telephone Number: (925) 242-6550
              (Registrant's telephone number, including area code)







ITEM 5. OTHER EVENTS

On May 2, 2000 FiNet.com, Inc. reported results for the quarter ended March 31, 2000. A copy of the press release is attached as Exhibit 99.1.



ITEM 7. EXHIBITS

EXHIBIT 99.1 Press Release dated May 2, 2000 in connection with the earnings announcement.


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                 FINET.COM, INC.


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
Date: May 3, 2000                    /s/       GARY A. PALMER
                                         ------------------------------
                                         GARY A. PALMER
                                        (PRINCIPAL FINANCIAL OFFICER)
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